Exhibit 10.5

December 16, 2009

Mr. John J. Legere

Chief Executive Officer

Global Crossing Limited

200 Park Avenue

Florham Park, New Jersey 07932

Re: Third Amendment to Employment Agreement

Dear Mr. Legere:

Reference is made to the Employment Agreement dated as of August 15, 2006 (as amended through December 31, 2008, the “Agreement”) between you and Global Crossing Limited (the “Company”). Capitalized terms used in this letter shall have the respective meanings set forth in the Agreement.

Effective December 16, 2009, the Agreement is amended by deleting from Section 2 thereof the reference to “the fourth anniversary of the Effective Date” and inserting, in lieu thereof, “the sixth anniversary of the Effective Date.”

Except as specifically set forth herein, all provisions of the Agreement shall continue in full force and effect.

Please confirm your agreement to the foregoing by executing this Third Amendment in the space indicated below.

Very truly yours,

GLOBAL CROSSING LIMITED

By:	/s/ Laurinda Pang
Name: Laurinda Pang
Title: Senior Vice President of Human Resources

ACKNOWLEDGED AND AGREED:

/s/ John J. Legere
John J. Legere